SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: May 29, 1998

                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

   VIRGINIA                     1-12875                      54-1589139
   (State of                    (Commission                  (IRS Employer
   incorporation)               File Number)                 Identification No.)


   306 EAST MAIN STREET
   RICHMOND, VIRGINIA                                             23219
   (Address of principal                                         (Zip Code)
    executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761


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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

Item 5. Other Events

Item 7. Exhibits



     Exhibits

     5 Opinion of McGuire, Woods, Battle & Boothe LLP as to the legality of common shares issued.

     8 Opinion of McGuire, Woods, Battle & Boothe LLP as to certain tax matters.

     23 Consents of McGuire, Woods, Battle & Boothe LLP (included in Exhibits 5 and 8).




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





Item 5. Other Events

     The Registration Statement of Cornerstone Realty Income Trust, Inc. (the "Company") on Form S-3 (File No. 333-34441) was declared effective by the Securities and Exchange Commission on January 27, 1998. On May 29, 1998, the Company closed the sale to PaineWebber Incorporated of 2,608,696 of its common shares registered under such Registration Statement at $10.925 per common share, resulting in aggregate proceeds to the Company of $28,500,004. This report includes as exhibits certain opinions of counsel as to the legality of such common shares and certain tax matters pertaining to the Company.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cornerstone Realty Income Trust, Inc.

Date: June 17, 1998                         By:      /s/ Stanley J. Olander, Jr.
                                                     ---------------------------
                                                     Stanley J. Olander, Jr.,
                                                     Chief Financial Officer
                                                     of Cornerstone Realty
                                                     Income Trust, Inc.




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



                                  EXHIBIT INDEX

                      Cornerstone Realty Income Trust, Inc.
                           Form 8-K dated May 29, 1998



Exhibit Number              Exhibit

        5 Opinion of McGuire, Woods, Battle & Boothe LLP as to the legality of common shares issued.

        8 Opinion of McGuire, Woods, Battle & Boothe LLP as to certain tax matters.

        23 Consents of McGuire, Woods, Battle & Boothe LLP (included in Exhibits 5 and 8).






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